Clinical Stage Neurology Company Focused on Neuronal Excitability Disorders Corporate Presentation | May 2023

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Highly experienced team with deep expertise in neuroscience and ion channel drug discovery and development Highly differentiated Kv7 program with broad potential to pursue across multiple neuronal excitability indications Rethinking treatment for nervous system disorders * cash, cash equivalents and investments as of March 31, 2023 ~$109M* cash runway into 2027 enabling advancement of lead Kv7 asset through Phase 2a clinical proof of concept

Addressing multiple interrelated diseases by focusing on core mechanisms of neuronal excitability Approaching interrelated disease states with distinct MOAs Innovating within clinically validated mechanisms of action Pursuing products with multiple potential indications Pain, other hyper-excitability conditions Epilepsy Depression / Anxiety / Kv7.2/3 Others

Eliem Portfolio: Focused on clinically validated Kv7.2/3 mechanism with potential to pursue across multiple neuronal excitability disorders

Product Candidate (Mechanism)	Potential Indications	Lead selection / optimization	IND-enabling studies	Phase 1	Phase 2	Phase 3
ETX-123 (Kv7.2/3 channel opener)	• Epilepsy • Depressive disorders • Chronic Pain • Other CNS hyperexcitability disorders			Phase 1 in healthy subjects planned for 1H 2024 initiation		
Backup Kv7.2/3 openers						
ETX-155* (GABAA PAM neurosteroid)	• Depression / Anxiety • Epilepsy					(On hold as of Feb 2023)

* ETX-155 (GABAA positive allosteric modulator) is a Phase 2-ready asset in Eliem's portfolio but development has been paused as of Feb 2023

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Kv7 Opener Lead candidate ETX-123 selected Phase 1 planned 1H 2024

Kv7.2/3 potassium channel: a clinically validated regulator of neuronal hyperexcitability with significant commercial potential

Core mechanism to regulate hyperexcitability



K+
extracellular
Kv7.2
Kv7.3
Kv7.3
Kv7.2
intracellular
K+
K+
K+
K+
K+

Kv7.2/Kv7.3 heteromers mediate ***the neuronal M-current, widely regulating neuronal excitability*** *by enabling the outflow of potassium ions, to dial down action potential firing*

Highly compelling efficacy for Kv7.2/3 MOA in refractory epilepsy



XEN1101 Phase 2b1
Change from Baseline in Seizure Frequency
Median Percent Change (MPC)
60
50
40
30
20
10
0
18.2 %
*
33.2 %
***
46.4 %
***
52.8 %
Placebo
10 mg
20 mg
25 mg
Treatment Group
*P<0.05, ***P<0.001

Broad potential for expansion into numerous CNS hyperexcitability indications

Commercial potential reflected in valuations for clinical stage Kv7 programs

Company	Asset	Stage	Mkt Cap[2]
Xenon (XENE)	XEN1101	Ph 3	**~$2.6b**
Biohaven (BHVN)	BHV-7000	Ph 1	**~$921m**

BHVN acquired BHV-7000 program for ***$1.24b ($100M upfront)*** *at preclinical stage in Feb 2022*

[1] French et al, AES Annual Meeting 2022
[2] Est. market cap as of May 4, 2023

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Kv7.2/3 Program: Developing a differentiated Kv7.2/3 opener for multiple neuronal excitability indications

Kv7 Opportunity

Strong clinical validation in pain and epilepsy
(retigabine, flupirtine, XEN1101)

Human genetic validation

Metabolic safety liabilities with existing molecules and opportunity to improve tolerability

Clear translational path to clinical efficacy

Eliem Kv7 Program Objectives

Identify novel Kv7 openers with:

- Potent activity at Kv7.2/3
- Better selectivity over other Kv7 subtypes (Kv7.4 / 7.1)
- Improved metabolic stability
- Reduced off-target activity (GABA, other ion channels)
- Improved safety and tolerability

Program Status

- **Foundational IP filed in novel chemical space distinct from known Kv7 openers**
- **Lead candidate ETX-123 selected, progressing into Phase 1 in 1H 2024**

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Kv7 channels provide a convergent mechanism to control hyperexcitability in CNS, PNS, and other tissues Source: Soldovieri et al., 2011 The Kv7 family consists of 5 different subtypes with different electrophysiological properties and tissue expression: Kv7.1: cardiac tissue Kv7.2 and Kv7.3: CNS and PNS (all brain resident cells) Kv7.4: smooth muscles, cardiac mitochondria, and inner ear Kv7.5: CNS, smooth and skeletal muscles Loss of function mutation of KCNQ2 and 3 (genes encoding for Kv7.2 and 7.3) have been associated with the onset of epilepsy syndromes and encephalopathies

Mechanism: Kv7.2/3 openers decrease neuronal excitability by hyperpolarizing the membrane potential and reducing of action potential firing in excitable cells afterhyperpolarization Hyperpolarization and decrease of resting membrane potential Decrease of action potential firing 400 pA Baseline Kv7 channel activator

Discovery and optimization: leveraged existing target knowledge and deep ion channel expertise to identify novel class of Kv7 openers Compound design and synthesis informed by published series, structural analysis, computational chemistry, IP ETX-123 selected as lead clinical candidate based on compelling potency, selectivity, and in vivo profile Primary Electrophysiology Kv7.2/3 screen Tau/Subthreshold/Charge pEC50 > retigabine Secondary electrophysiology Kv selectivity screens Profile better than retigabine In vitro DMPK / physiochemical profiling Including metabolic liabilities Translational functional electrophysiology Rodent DRGs In vivo PD screen rat anticonvulsant model (MES) with a side effect readout (Rotarod) Cell Health / Broad Selectivity Panel Cell Titer-Glo, GABAA, CEREP, HERG

# **Electrophysiology:** ETX-123 demonstrates best-in-class Kv7.2/3 potency and selectivity


Kv7.2/3
150
100
50
0
Response (%)
0.0001 0.001 0.01 0.1 1 10 100
Concentration (µM)
Kv7.4
Retigabine
ETX-123
150
100
50
0
Response (%)
0.0001 0.001 0.01 0.1 1 10 100
Concentration (µM)

| | ETX-123 (µM) | Retigabine (µM) |
|---|---|---|
| **Kv7.2/3** | 0.0007-0.002 | 2 |
| **Kv7.4** | >10 | 12-14 |
| **Kv7.3/5** | 0.02 | 4-7 |
| **Kv7.1** | >30 | >30* |

***In vitro, ETX-123 is significantly more potent and selective than retigabine, and other published Kv7 openers***

* Gunthorpe et al., 2012

- EDTT XVII

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Translational pharmacology: ETX-123 decreases rat DRGs excitability by hyperpolarization and significant inhibition of repeat firing of action potentials Control ETX-123 wash-out ****p < 0.0001, **p < 0.01 and *p <0.05 – comparisons all groups vs. the control group 1 Free clinical anticonvulsant exposure 1

In vivo efficacy: ETX-123 showed dose-dependent anticonvulsant activity in the rat MES model, with encouraging separation vs doses showing CNS side effects in the rotarod model Day 0 ETX-123 dosing Day 0 Rotarod testing Day 0 MES testing Terminal PK samples Day -3 to-1 Rotarod Habituation Image Source: https://conductscience.com/maze/maze-basics-rotarod-test-for-mice/ ****p < 0.0001 and **p < 0.01 – comparisons all groups vs. respective vehicle for each variable ETX-123 has demonstrated potent in vivo efficacy in a highly translatable model of epilepsy, along with a favorable tolerability profile  No Separation

Human bladder contractility assay: Free anticonvulsant concentration of ETX-123 are 700–fold lower than concentration relaxing human bladder, vs only ~4-fold for retigabine   Urinary retention adverse events, or related voiding dysfunctions were reported with retigabine/ezogabine in 2% of patients Activity at Kv7.4 in the bladder smooth muscle is a key factor Contraction of human bladder strips evoked by electrical field stimulation (EFS) of endogenous nerves ETX-123 performance vs retigabine/ezogabine in human bladder translational assay is encouraging ahead of clinical studies

Broad Selectivity: multiple screens confirm no off-target activity ETX-123 shows at least a >1000-fold separation vs. Kv7.2/3 EC50 in multiple screen, including a 48-Target Cerep screening panel

ETX-123 profile to date is significantly superior to retigabine * ETX-123 data before formulation optimized to improve solubility and oral bioavailability ETX-123 (pre-formulation*) Retigabine In vitro profile Potency at Kv7.2/3 0.7- 2 nanoM 2-14 microM Selectivity over Kv7.1 Selectivity over Kv7.4 >14,000-fold selectivity Poor selectivity Metabolite profile In vitro Toxic azoquinones In vivo profile Rat MES Separation in Rat MES vs rotarod No separation Chemistry Structural features Novel scaffold, not disclosed Substituted aniline IP COM IP Filed August 2022 n/a (off-market)

Progressing ETX-123 through IND-enabling activities in 2023, with Phase 1 anticipated to begin in 1H 2024 Opportunity to pursue multiple neuronal excitability indications in Phase 2 and beyond Key activities Status Novel “non-retigabine” chemotype (COM IP filed August 22)  Potency and selectivity  No off-target activity (GABA, hERG, CEREP receptor panel)  No genotoxicity risk with Ames test  Confirmation of therapeutic window in preclinical pharmacology and safety studies Ongoing Initiate Phase 1 in healthy subjects, including TMS to confirm target engagement at target clinical dose 1H 2024

Highly experienced team with deep expertise in neuroscience and ion channel drug discovery and development Highly differentiated Kv7 program with broad potential to pursue across multiple neuronal excitability indications Rethinking treatment for nervous system disorders * cash, cash equivalents and investments as of March 31, 2023 ~$109M* cash runway into 2027 enabling advancement of lead Kv7 asset through Phase 2a clinical proof of concept

For more information: www.eliemtx.com InvestorRelations@eliemtx.com